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                                                                    Exhibit 99.1

     Certifications of the Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Certification of Chief Executive Officer

     Pursuant to 18 U.S.C. (Section) 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of US SEARCH.COM Inc., a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the amended Annual Report on Form 10-K/A of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 23, 2003
/s/Brent N. Cohen



Brent N. Cohen

Chief Executive Officer

     The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. (Section) 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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Certification of Chief Financial Officer

     Pursuant to 18 U.S.C. (Section) 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of US SEARCH.COM Inc., a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the amended Annual Report on Form 10-K/A of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 23, 2003
/s/Jeffrey R. Watts



Jeffrey R. Watts

Chief Financial Officer

     The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. (Section) 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.